Exhibit 10(g)(xviii)
                  FIFTH AMENDMENT TO AMENDED AND RESTATED
                    SECURED REVOLVING CREDIT AGREEMENT
                               BY AND AMONG

                               QMS, INC. and
                            QMS CIRCUITS, INC.,
                               as Borrowers,


              and AMSOUTH BANK OF ALABAMA (formerly known as
                       AMSOUTH BANK N.A.), as Agent,


              and AMSOUTH BANK OF ALABAMA (formerly known as
             AMSOUTH BANK N.A.), NATIONAL CITY BANK, KENTUCKY
          (formerly known as FIRST NATIONAL BANK OF LOUISVILLE),
               and NATIONSBANK OF GEORGIA, N.A., as Lenders


                                    ***

                              $30,000,000.00

                                    ***

                          As of December 9, 1994


                  FIFTH AMENDMENT TO AMENDED AND RESTATED
                    SECURED REVOLVING CREDIT AGREEMENT



      This Fifth Amendment to Amended and Restated Secured Revolving Credit Agreement (this "Fifth Amendment") is entered into as of the 9th day of December, 1994 by and among QMS, Inc. and QMS Circuits, Inc., as Borrowers (each a "Borrower" and collectively "Borrowers"), AmSouth Bank of Alabama (formerly known as AmSouth Bank N.A.) as Agent for Lenders ("Agent") to the extent and in the manner provided in Article XI of that certain Amended and Restated Secured Revolving Credit Agreement entered into by the parties hereto or their predecessors in interest as of October 2, 1992 (as amended by that certain First Amendment to Amended and Restated Secured Revolving Credit Agreement entered into by the parties hereto as of April 2, 1993, by that certain Second Amendment to Amended and Restated Secured Revolving Credit Agreement entered into by the parties hereto as of June 30, 1993, by that certain Third Amendment to Amended and Restated Secured Revolving Credit Agreement entered into by the parties hereto as of November 19, 1993, and by that certain Fourth Amendment to Amended and Restated Secured Revolving Credit Agreement (the "Fourth Amendment") entered into by the parties hereto as of April 22, 1994, the "Secured Revolving Credit Agreement"), and AmSouth Bank of Alabama (formerly known as AmSouth
Bank N.A.), National City Bank, Kentucky and NationsBank  of  Georgia,
N.A., as Lenders (each a Lender and collectively "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Secured Revolving Credit Agreement.


                                WITNESSETH

       WHEREAS, the Borrowers have requested that the Lenders waive noncompliance during the fourth quarter of Borrowers' 1994 fiscal year with certain provisions of the Secured Revolving Credit Agreement, and Lenders have agreed to do so upon the terms and conditions set forth herein, including amendment of the Secured Revolving Credit Agreement as hereinafter set forth to, among other things, modify certain covenants.

      NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

      1. Section 2.14(b) of the Secured Revolving Credit Agreement is hereby amended by restating such Section 2.14(b) in its entirety to read as follows:

          (b) 40% of Eligible Inventory, less the amount, if any, by which 40% of Eligible Inventory exceeds $15.0 million (provided that such $15.0 million amount shall be reduced to $12.0 million at the end of December, 1994, $10.0 million at the end of January, 1995, $8.0 million at the end of February, 1995 and $7.5 million at the end of March, 1995, and shall be further reduced by $500,000 at the end of each month thereafter; less

     2. Section 9.22 of the Secured Revolving Credit Agreement (which was added by the Fourth Amendment) is hereby amended by restating such Section
9.22 in its entirety to read as follows:

          9.22 Profitability. Borrowers shall not permit net income (after taxes and other charges against income)
          of  QMS  and its Consolidated Subsidiaries to  be  less
          than:   $500,000  for the third quarter  of  Borrowers'
          1994 fiscal year; $750,000 for the fourth quarter of Borrowers' 1994 fiscal year; $500,000 for the first quarter of Borrowers' 1995 fiscal year; and $1,000,000 for each fiscal quarter thereafter; nor shall Borrowers permit net income (after taxes and all other charges against income) of QMS and its Consolidated Subsidiaries to be
          less   than:   $2.0  million  for  the  December,  1994
          reporting period, a loss of $500,000 for the January, 1995 reporting period, zero (0) for the February, 1995 reporting period, and $1.0 million for the March, 1995 reporting period. In addition to the foregoing, from and after April 1, 1995, Borrower shall not permit net income (after taxes and all other charges against income) of QMS and its Consolidated Subsidiaries to reflect (a) a loss in excess of $400,000 in any single monthly reporting period, or (b) an aggregate loss in excess of $400,000 for any two months in a single fiscal quarter.

     3. In the event that on March 31, 1995, National City Bank, Kentucky remains as a Lender hereunder: (a) Borrower shall pay to Agent for the account of Lenders the sum of $90,000; and (b) effective April 1, 1995,
Section 4.02(a)(i) of the Secured Revolving Credit Agreement shall be amended by restating such Section 4.01(a)(i) in its entirety to read as follows:

          (i) The AmSouth Prime Rate in effect from day to day plus two percent (2%), or and Section 3.03 of the Secured Revolving Credit Agreement shall be amended by deleting from the third line thereof the phrase "one-fourth of one percent (1/4 of 1%)" and substituting therefor the phrase "one-half of one percent (1/2 of 1%)".

     4. Lenders hereby waive the defaults under Sections 9.10 and 9.16 of the Secured Revolving Credit Agreement resulting from the noncompliance of Borrowers with the requirements of such Sections for the fourth quarter of Borrowers' 1994 fiscal year, to the extent such noncompliance has been disclosed heretofore by Borrowers to Lenders.

      5. The provisions of this Fifth Amendment shall not be deemed to extend or to have any other effect on the current Commitment Termination Date under the Secured Revolving Credit Agreement, and, except as specifically provided herein, the provisions hereof shall not be deemed a waiver by Lenders of, or consent by Lenders to noncompliance by Borrowers with, any other provisions of the Loan Documents, including without limitation the cross-default provisions of Section 10.01(d) of the Secured Revolving Credit Agreement.

      6. Lenders hereby consent to amendment of the QMS/CGLIC $20,000,000 Note Agreement to correspond to the amendments set forth in Section 2 above.

      7. Borrowers agree that upon the execution and delivery by each of the parties hereto of this Fifth Amendment, Borrowers shall pay to Agent for the account of Lenders (a) a waiver fee in the amount of $10,000, and
(b) an amendment fee in the amount of $10,000 pursuant to Section 12.02 of the Secured Revolving Credit Agreement.

      8. This Fifth Amendment to Amended and Restated Secured Revolving Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this agreement by signing any such counterpart or a facsimile thereof.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.


                                   BORROWERS

QMS, INC.                            QMS CIRCUITS, INC.

BY:    \s\C. D. DALEY                BY:     \s\C. D. DALEY
Title: EVP FINANCE & ADMIN.          Title:  EVP FINANCE & ADMIN


                                   AGENT

                                     AmSOUTH BANK OF ALABAMA, as agent for
                                        Lenders pursuant to the terms of
                                        the Secured Revolving Credit
                                        Agreement

                                     BY:    \s\DEBRA L. HARRISON

                                     Title:  VICE PRESIDENT

                                   LENDERS

                                     AmSOUTH BANK OF ALABAMA

                                     BY:    \s\DEBRA L. HARRISON

                                     Title:  VICE PRESIDENT


                                     NATIONAL CITY BANK, KENTUCKY

                                     BY:    \s\CARRIE C. TATE

                                     Title:  VICE PRESIDENT


                                     NATIONSBANK OF GEORGIA, N.A.

                                     BY:    \s\SHAWN B. WELCH

                                     Title:  V. P.